================================================================================

                                  ANNUAL REPORT
                                -----------------
                                December 31, 2000
                                -----------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.





                                     [LOGO]
                                -----------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

The second half of 2000 provided one of the most challenging environments for equity investment we've seen in recent history. During this six-month period, Value Line Leveraged Growth Investors lost 15.51%, wiping out the small positive performance we had experienced in the year's first half. For all of 2000, Leveraged Growth lost 13.92%.

The equity markets during the second half reacted to a number of forces that combined to drive stock prices lower. First was the concern over corporate earnings that commenced in the third quarter and continued to frighten investors into the fourth quarter. The earnings weakness was a function of the fact that, commencing in the late summer, it became apparent that the U.S. economy (as well as those of several overseas jurisdictions) was experiencing much slower growth than we saw in the first half of the year (see our accompanying Economic Observations insert).

Other forces conspired to roil the markets during the second half. Rising energy prices drove up costs for Corporate America, and reduced overall levels of consumer confidence and consumers' ability to purchase goods and services. The currency in the European Union--the Euro--has continued its trend of weakening vis a vis the U.S. dollar, sapping competitiveness from American producers. And finally, the recent presidential election provided great amounts of uncertainty, both before election day and for several weeks thereafter, until the issue was finally settled judicially.

From the perspective of early 2001, it seems that many of last year's problems are behind us. It's true that economic growth is still weakening, and that will be a drag on corporate earnings during the opening quarters of the year. However we believe that the Federal Reserve will act aggressively to avert a hard landing (or possibly even a recession), and that the lower short-term interest rates that are the Fed's principal tool in pursuit of easier monetary policy will support the prices of both long Treasury bonds and common stocks. Moreover, report after report shows that there is no significant inflation threat in the U.S. economy (despite higher energy prices), and that observation should comfort the investment community. Finally, the aggressive Fed action that we expect should result in better economic growth and corporate earnings comparisons later in the year, providing additional positive expectations for the equity market.

As always, we appreciate your confidence in Value Line, and we wish you the best for a healthy and prosperous new year.


                                  Sincerely,

                                  /s/ Jean Bernhard Buttner

                                  Jean Bernhard Buttner
                                  Chairman and President


February 1, 2001


--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy is now clearly faltering as we make our way through the first part of the new year. Evidence of this sharp deterioration in business strength can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that economy will show little, if any, growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging about 3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some increases in cost pressures could still evolve over the next few quarters, particularly if oil prices rise sharply in response to reduced energy production worldwide. The prospect of several quarters of very muted growth, at best, however, should help to reduce energy consumption, thereby helping to keep oil and gas prices from escalating over the course of the new year.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively, having now cut borrowing costs by a full percentage point thus far this year. The Fed's objective in reducing interest rates at this time is to give the economy the shot in the arm it needs to avert a recession. Indeed, we believe that the Fed will continue to reduce rates in the months ahead until the threat of a recession passes, or if one should still develop to ensure that it is brief and mild.


*Performance Data:

                                                                  Growth of
                                             Average             an Assumed
                                             Annual             Investment of
                                          Total Return             $10,000
                                          ------------             -------
 1 year ended 12/31/00.................     -13.92%                $ 8,608
 5 years ended 12/31/00................     +18.97%                $23,837
10 years ended 12/31/00................     +17.96%                $52,183

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.


--------------------------------------------------------------------------------

             COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                              Value Line
                           Leveraged Growth
                            Investors Fund                 S & P 500 Index
                            --------------                 ---------------
1/1/91                             $10,000                         $10,000
3/91                               $12,230                         $11,453
6/91                               $11,970                         $11,426
9/91                               $12,930                         $12,037
12/31/91                           $14,635                         $13,047
3/92                               $13,613                         $12,717
6/92                               $12,340                         $12,959
9/92                               $12,865                         $13,367
12/31/92                           $14,274                         $14,040
3/93                               $14,841                         $14,653
6/93                               $15,409                         $14,725
9/93                               $17,103                         $15,105
12/31/93                           $16,587                         $15,455
3/94                               $15,713                         $14,869
6/94                               $14,839                         $14,932
9/94                               $15,935                         $15,662
12/31/94                           $15,972                         $15,660
3/95                               $17,322                         $17,184
6/95                               $19,507                         $18,825
9/95                               $21,932                         $20,321
12/31/95                           $21,891                         $21,544
3/96                               $23,527                         $22,700
6/96                               $24,311                         $23,719
9/96                               $26,377                         $24,452
12/31/96                           $26,775                         $26,491
3/97                               $25,050                         $27,198
6/97                               $29,766                         $31,946
9/97                               $34,040                         $34,341
12/31/97                           $33,146                         $35,327
3/98                               $38,074                         $40,255
6/98                               $40,748                         $41,584
9/98                               $35,335                         $37,447
12/31/98                           $46,281                         $45,422
3/99                               $51,184                         $47,685
6/99                               $52,283                         $51,046
9/99                               $50,266                         $47,859
12/31/99                           $60,620                         $54,980
3/00                               $64,520                         $56,241
6/00                               $61,760                         $54,747
9/00                               $61,132                         $54,216
12/31/2000                         $52,183                         $49,974


                            (From 1/1/91 to 12/31/00)


================================================================================
* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger=capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings
                                                                                                 Value                  Percentage
Issue                                                                   Shares              (in thousands)            of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc. .......................................           640,000                 $25,440                    4.2%
EMC Corp. ...................................................           350,000                  23,275                    3.9
Fifth Third Bancorp .........................................           337,500                  20,166                    3.4
American International Group, Inc. ..........................           200,000                  19,712                    3.3
Medtronic, Inc. .............................................           320,000                  19,320                    3.2
Citigroup, Inc. .............................................           350,000                  17,872                    3.0
Kohl's Corp. ................................................           280,000                  17,080                    2.8
Omnicom Group, Inc. .........................................           200,000                  16,575                    2.8
ADC Telecommunications, Inc. ................................           800,000                  14,500                    2.4
General Electric Co. ........................................           300,000                  14,381                    2.4

Five Largest Industry Categories
                                                                         Value                Percentage
Industry                                                            (in thousands)           of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Computer & Peripherals ......................................          $ 51,119                     8.5%
Drug ........................................................            49,425                     8.2
Financial Services-Diversified ..............................            47,586                     7.9
Computer Software & Services ................................            41,405                     6.9
Telecommunications Equipment ................................            37,306                     6.2

Five Largest Net Security Purchases*
                                                                         Cost
Issue                                                               (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Yahoo! Inc. .................................................           $ 7,564
Northrop Grumman Corp, ......................................             7,243
AnnTaylor Stores Corp. ......................................             7,073
Oxford Health Plans, Inc. ...................................             4,885
Southwest Airlines Co. ......................................             4,809


Five Largest Net Security Sales*
                                                                       Proceeds
Issue                                                               (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Home Depot, Inc. (The) ......................................          $ 14,245
American International Group, Inc. ..........................            12,932
Electronic Arts Inc. ........................................            12,865
Clear Channel Communications, Inc. ..........................             9,028
Gap, Inc. (The) .............................................             7,554




* For the six month period ended 12/31/00.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (105.9%)

                ADVERTISING (2.8%)
     200,000    Omnicom Group, Inc.............................         $ 16,575

                AEROSPACE/
                  DEFENSE (1.2%)
      90,000    Northrop Grumman Corp..........................            7,470

                AIR TRANSPORT (0.9%)
     160,000    Southwest Airlines Co..........................            5,365

                BANK (2.7%)
      80,000    State Street Corp..............................            9,937
     100,000    Zions Bancorporation...........................            6,244
                                                                        --------
                                                                          16,181

                BANK--MIDWEST (4.2%)
     337,500    Fifth Third Bancorp............................           20,166
     225,000    Firstar Corp...................................            5,231
                                                                        --------
                                                                          25,397

                BEVERAGE--
                  SOFT DRINK (0.6%)
      70,000    PepsiCo, Inc...................................            3,469

                COMPUTER &
                  PERIPHERALS (8.5%)
     300,000    Cisco Systems, Inc.*...........................           11,475
     500,000    Dell Computer Corp.*...........................            8,719
     350,000    EMC Corp.*.....................................           23,275
      90,000    International Business
                    Machines Corp..............................            7,650
                                                                        --------
                                                                          51,119

                COMPUTER SOFTWARE &
                  SERVICES (6.9%)
     180,000    Adobe Systems, Inc.............................           10,474
      50,000    BEA Systems, Inc.*.............................            3,366
     167,450    Fiserv, Inc.*..................................            7,943
     200,000    Microsoft Corp.*...............................            8,675
     140,000    Oracle Corp.*..................................            4,069
      90,000    Paychex, Inc...................................            4,376
      37,000    Siebel Systems Inc.*...........................            2,502
                                                                        --------
                                                                          41,405

                DIVERSIFIED
                  COMPANIES (1.8%)
     200,000    Tyco International Ltd.........................           11,100

                DRUG (8.2%)
     120,000    Amgen Inc.*....................................            7,673
      70,000    Biogen, Inc.*..................................            4,204
     100,000    Immunex Corp.*.................................            4,062
     100,000    Merck & Co., Inc...............................            9,363
     216,000    Pfizer, Inc....................................            9,936
     250,000    Schering-Plough Corp...........................           14,187
                                                                        --------
                                                                          49,425

                DRUGSTORE (1.5%)
     150,000    CVS Corp.......................................            8,991

                EDUCATIONAL
                  SERVICES (0.5%)
      83,000    Education Management
                    Corp.*.....................................            2,967

                ELECTRIC UTILITY==
                  CENTRAL (1.8%)
     200,000    AES Corp. (The)*...............................           11,075

                ELECTRICAL
                  EQUIPMENT (3.2%)
      96,000    Corning Inc....................................            5,070
     300,000    General Electric Co............................           14,381
                                                                        --------
                                                                          19,451

                ELECTRONICS (1.2%)
     170,000    Flextronics
                    International Ltd. *.......................            4,845
      50,000    JDS Uniphase Corp.*............................            2,084
                                                                        --------
                                                                           6,929

--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2000
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

                ENTERTAINMENT (1.4%)
      90,000    Time Warner, Inc...............................         $  4,702
      75,000    Viacom, Inc. Class "A"*........................            3,525
                                                                        --------
                                                                           8,227

                FINANCIAL SERVICES--
                  DIVERSIFIED (7.9%)
      90,000    American Express Co............................            4,944
     200,000    American International
                    Group, Inc.................................           19,712
     350,000    Citigroup, Inc.................................           17,872
      75,000    MGIC Investment Corp...........................            5,058
                                                                        --------
                                                                          47,586

                GROCERY (1.9%)
     180,000    Safeway Inc.*..................................           11,250

                HOME BUILDING (0.6%)
     100,000    Kaufman & Broad
                    Home Corp..................................            3,369

                INSURANCE--PROPERTY/
                  CASUALTY (0.6%)
      40,000    Chubb Corp. (The)..............................            3,460

                INTERNET (3.0%)
     400,000    America Online, Inc.*..........................           13,920
     130,000    Yahoo! Inc.*...................................            3,922
                                                                        --------
                                                                          17,842

                MEDICAL SERVICES (3.8%)
      55,000    Express Scripts, Inc.
                    Class "A"* ................................            5,624
     280,000    HCA=The Healthcare
                    Company....................................           12,323
     130,000    Oxford Health Plans, Inc.*.....................            5,135
                                                                        --------
                                                                          23,082

                MEDICAL SUPPLIES (5.9%)
     100,000    Guidant Corp.*.................................            5,394
     100,000    Johnson & Johnson..............................           10,506
     320,000    Medtronic, Inc.................................           19,320
                                                                        --------
                                                                          35,220

                METALS & MINING--
                  GENERAL (0.8%)
     150,000    Alcoa, Inc.....................................            5,025

                NATURAL GAS--
                  DIVERSIFIED (0.8%)
      75,000    Mitchell Energy &
                    Development Corp.
                    Class "A"..................................            4,594

                OILFIELD SERVICES/
                  EQUIPMENT (1.7%)
      60,000    BJ Services Co.*...............................            4,132
      50,000    Cooper Cameron Corp.*..........................            3,303
      70,000    Noble Drilling Corp.*..........................            3,041
                                                                        --------
                                                                          10,476

                PETROLEUM--
                  PRODUCING (1.8%)
      60,000    Anadarko Petroleum Corp........................            4,265
      95,000    Apache Corp....................................            6,656
                                                                        --------
                                                                          10,921

                RECREATION (4.2%)
     640,000    Harley-Davidson, Inc...........................           25,440

                RESTAURANT (0.6%)
     100,000    Cheesecake Factory, Inc.*......................            3,837

                RETAIL BUILDING
                  SUPPLY (1.1%)
     150,000    Lowe's Companies, Inc..........................            6,675

                RETAIL--SPECIAL
                  LINES (5.3%)
     270,000    Abercrombie & Fitch Co.
                    Class "A"*.................................            5,400
     225,000    AnnTaylor Stores Corp.*........................            5,611
     300,000    Bed Bath & Beyond Inc.*........................             6712
     240,000    Intimate Brands, Inc.
                    Class "A" .................................            3,600
     140,000    RadioShack Corp................................            5,994
     160,000    Tiffany & Co...................................            5,060
                                                                        --------
                                                                          32,377



--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------
                                                                        Value
                                                                   (in thousands
                                                                       except
                                                                      per share
    Shares                                                             amount)
--------------------------------------------------------------------------------

                RETAIL STORE (4.7%)
     130,000    Costco Wholesale Corp.*........................        $  5,192
     280,000    Kohl's Corp.*..................................          17,080
     110,000    Wal-Mart Stores, Inc...........................           5,844
                                                                       --------
                                                                         28,116

                SECURITIES
                  BROKERAGE (1.7%)
     360,000    Schwab (Charles) Corp..........................          10,215

                SEMICONDUCTOR (3.2%)
     360,000    Intel Corp.....................................          10,890
     110,000    PMC-Sierra, Inc.*..............................           8,649
                                                                       --------
                                                                         19,539

                SEMICONDUCTOR
                  CAPITAL
                  EQUIPMENT (1.5%)
     190,000    Altera Corp.*..................................           4,999
     100,000    Applied Materials, Inc.*.......................           3,819
                                                                       --------
                                                                          8,818

                TELECOMMUNICATIONS
                  EQUIPMENT (6.2%)
     800,000    ADC Telecom-
                    munications, Inc.*.........................          14,500
     140,000    QUALCOMM Inc.*.................................          11,506
     200,000    Tellabs, Inc.*.................................          11,300
                                                                       --------
                                                                         37,306

                TELECOMMUNICATION
                  SERVICES (1.2%)
      40,000    Broadcom Corp. Class "A"*......................           3,380
      40,000    Telephone & Data Systems, Inc. ................           3,600
                                                                       --------
                                                                          6,980
                                                                       --------

                TOTAL COMMON STOCKS
                    AND TOTAL INVESTMENT
                    SECURITIES (105.9%)
                    (Cost $308,455,000) .......................        $637,274
                                                                       --------
EXCESS OF  LIABILITIES OVER
    CASH AND OTHER
    ASSETS (-5.9%) ............................................         (35,680)
                                                                       --------
NET ASSETS (100.0%) ...........................................        $601,594
                                                                       ========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER
    OUTSTANDING SHARE
    ($601,594,106 / 13,183,222 shares of
    capital stock outstanding) ................................        $  45.63
                                                                       ========

* Non-income producing.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Assets and Liabilities
at December 31, 2000
--------------------------------------------------------------------------------

                                                                  (In thousands
                                                                except per share
                                                                     amount)
                                                                  -------------
Assets:
Investment securities, at value
  (Cost--$308,455) ...........................................          $637,274
Cash .........................................................                75
Receivable for capital shares sold ...........................               503
Dividends receivable .........................................               272
Prepaid insurance expense ....................................                 3
                                                                        --------
      Total Assets ...........................................           638,127
                                                                        --------
Liabilities:
Payable for line of credit outstanding .......................            35,300
Payable for capital shares repurchased .......................               566
Accrued expenses:
  Advisory fee ...............................................               390
  Service and distribution plan
    fees payable .............................................               130
  Other ......................................................               147
                                                                        --------
      Total Liabilities ......................................            36,533
                                                                        --------
Net Assets ...................................................          $601,594
                                                                        ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  13,183,222 shares) .........................................          $ 13,183
Additional paid-in capital ...................................           246,449
Undistributed net realized gain
  on investments .............................................            13,143
Net unrealized appreciation of
  investments ................................................           328,819
                                                                        --------
Net Assets ...................................................          $601,594
                                                                        ========
Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ($601,594,106 / 13,183,222
  shares outstanding) ........................................          $  45.63
                                                                        ========


Statement of Operations
for the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                  --------------
Investment Income:
Dividends .................................................           $   2,590
Interest and other ........................................               1,370
                                                                      ---------
      Total Income ........................................               3,960
                                                                      ---------
Expenses:
Advisory fee ..............................................               5,412
Service and distribution plan fees ........................                 883
Transfer agent fees .......................................                 171
Interest expense ..........................................                  98
Custodian fees ............................................                  70
Printing ..................................................                  51
Postage ...................................................                  49
Auditing and legal fees ...................................                  43
Insurance, dues and other .................................                  42
Registration and filing fees ..............................                  33
Commitment fee ............................................                  30
Telephone .................................................                  30
Directors' fees and expenses ..............................                  18
                                                                      ---------
      Total Expenses Before
        Custody Credits ...................................               6,930
      Less: Custody Credits ...............................                 (10)
                                                                      ---------
      Net Expenses ........................................               6,920
                                                                      ---------
Net Investment Loss .......................................              (2,960)
                                                                      ---------
Net Realized and Unrealized
  Gain (Loss) on Investments:
  Net Realized Gain .......................................              41,987
  Change in Net Unrealized
    Appreciation ..........................................            (136,459)
                                                                      ---------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ..........................................             (94,472)
                                                                      ---------
Net Decrease in Net Assets
  from Operations .........................................           $ (97,432)
                                                                      =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2000 and 1999
--------------------------------------------------------------------------------

                                                                     2000         1999
                                                                 ------------------------
                                                                       (In thousands)
Operations:
  Net investment loss .......................................      $  (2,960)   $  (1,837)
  Net realized gain on investments ..........................         41,987       62,968
  Change in net unrealized appreciation .....................       (136,459)     123,405
                                                                 ------------------------
  Net (decrease) increase in net assets from operations .....        (97,432)     184,536
                                                                 ------------------------

Distributions to Shareholders:
  Net realized gain from investment transactions ............        (52,527)     (64,005)
                                                                 ------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................        689,925      802,337
  Proceeds from reinvestment of distributions to shareholders         49,222       59,964
  Cost of shares repurchased ................................       (750,797)    (828,127)
                                                                 ------------------------
  Net (decrease) increase from capital share transactions ...        (11,650)      34,174
                                                                 ------------------------

Total (Decrease) Increase in Net Assets .....................       (161,609)     154,705

Net Assets:
  Beginning of year .........................................        763,203      608,498
                                                                 ------------------------
  End of year ...............................................      $ 601,594    $ 763,203
                                                                 ========================






See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements                                  December 31, 2000
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                  Year Ended       Year Ended
                                                 December 31,     December 31,
                                                     2000             1999
                                                 -----------------------------
Shares sold  ...............................        11,996            15,046
Shares issued to shareholders
  in reinvestment of dividends
  and distributions.........................         1,062             1,082
                                                   -------------------------
                                                    13,058            16,128
Shares repurchased  ........................        13,038            15,533
                                                   -------------------------
Net increase ...............................            20               595
                                                   =========================
Distributions per share from
  net realized gains  ......................       $ 4.345            $ 5.20
                                                   =========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                             Year Ended
                                                            December 31,
                                                                2000
                                                            ------------
                                                           (in thousands)
Purchases:
Investment Securities ..............................          $192,889
                                                              ========
Sales:
Investment Securities ..............................          $202,905
                                                              ========

At December 31, 2000, the aggregate cost of investment securities for federal income tax purposes was $309,165,000. The aggregate appreciation and depreciation of investments at December 31, 2000, based on a comparison of investment values and their costs for federal income tax purposes was $340,311,000 and $12,202,000, respectively, resulting in a net appreciation of $328,109,000.

Permanent book-tax differences relating to current year net operating loss were reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $2,960,000 from accumulated net investment loss to additional paid-in-capital. Net investment loss, net realized gains, and net assets were not affected by this reclassification.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $5,412,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2000. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain  officers and directors of the Adviser and its wholly owned  subsidiary,
Value  Line   Securities,   Inc.  (the  Fund's   distributor  and  a  registered
broker/dealer),  are also  officers


--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2000
--------------------------------------------------------------------------------

and a director of the Fund. During the year ended December 31, 2000, the Fund paid brokerage commissions totaling $225,000 to the distributor, which clears its transactions through unaffiliated brokers.

At a special meeting of shareholders, held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 compensates the distributor for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $883,000 were paid or payable to the distributor under this plan for the period July 1 to December 31, 2000.

The Adviser and/or affiliated  companies and the Value Line, Inc. Profit Sharing
and  Savings  Plan,   owned  1,084,452  shares  of  the  Fund's  capital  stock, representing 8.2% of the outstanding shares at December 31, 2000.

5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had borrowings outstanding in the amount of $35,300,000 at December 31, 2000. The weighted average amount of bank loans outstanding for the year ended December 31, 2000, amounted to approximately $1,281,000 at a weighted average interest rate of 7.51%. For the year ended December 31, 2000, interest expense of approximately $98,000 and commitment fees of approximately $30,000 relating to borrowings under the agreement were paid or payable to SSBT.



--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                            Years Ended December 31,
                                              ---------------------------------------------------------------------------------
                                                  2000               1999               1998            1997            1996
                                              ---------------------------------------------------------------------------------
Net asset value, beginning of year ........   $     57.98        $     48.42        $     35.58     $     31.51     $     28.50
                                              ---------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment (loss) income ..........          (.22)              (.14)              (.08)           (.06)           (.01)
    Net gains or losses on securities
      (both realized and unrealized) ......         (7.78)             14.90              14.13            7.37            6.40
                                              ---------------------------------------------------------------------------------
    Total from investment operations ......         (8.00)             14.76              14.05            7.31            6.39
                                              ---------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ..          --                 --                 --              --                 #
    Distributions from capital gains ......         (4.35)             (5.20)             (1.21)          (3.24)          (3.38)
                                              ---------------------------------------------------------------------------------
    Total distributions ...................         (4.35)             (5.20)             (1.21)          (3.24)          (3.38)
                                              ---------------------------------------------------------------------------------
Net asset value, end of year ..............   $     45.63        $     57.98        $     48.42     $     35.58     $     31.51
                                              =================================================================================
Total return ..............................       -13.92%              30.99%             39.63%          23.79%          22.31%
                                              =================================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....   $   601,594        $   763,203        $   608,498     $   432,815     $   371,060
Ratio of expenses to average net assets
  (including interest expense) ............           .96%(1)            .82%(1)            .87%            .86%            .88%
Ratio of expenses to average
  net assets (excluding interest expense) .           .95%(1)            .82%(1)            .84%            .86%            .87%
Ratio of net investment loss
  to average net assets ...................          (.41)%             (.28)%             (.22)%         (0.17)%          (.02)%
Portfolio turnover rate ...................            28%                27%                54%             37%             34%

#    Dividend paid was less than one cent.

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.




See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 9, 2001


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950-- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983-- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986-- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995-- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER                  Value Line, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

DISTRIBUTOR                         Value Line Securities, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

CUSTODIAN BANK                      State Street Bank and Trust Co.
                                    225 Franklin Street
                                    Boston, MA 02110

SHAREHOLDER                         State Street Bank and Trust Co.
SERVICING AGENT                     c/o NFDS
                                    P.O. Box 219729
                                    Kansas City, MO 64121-9729

INDEPENDENT                         PricewaterhouseCoopers LLP
ACCOUNTANTS                         1177 Avenue of the Americas
                                    New York, NY 10036

LEGAL COUNSEL                       Peter D. Lowenstein, Esq.
                                    Two Sound View Drive, Suite 100
                                    Greenwich, CT 06830

DIRECTORS                           Jean Bernhard Buttner
                                    John W. Chandler
                                    Frances T. Newton
                                    Francis C. Oakley
                                    David H. Porter
                                    Paul Craig Roberts
                                    Marion N. Ruth
                                    Nancy-Beth Sheerr

OFFICERS                            Jean Bernhard Buttner
                                    Chairman and President
                                    Alan N. Hoffman
                                    Vice President
                                    Philip J. Orlando
                                    Vice President
                                    David T. Henigson
                                    Vice President and
                                    Secretary/Treasurer
                                    Joseph Van Dyke
                                    Assistant Secretary/Treasurer
                                    Stephen La Rosa
                                    Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #516226